EXHIBIT 10.1


                                THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of December 29, 2004 (this "Amendment"), with respect to the Amended and Restated Credit Agreement, dated as of May 28, 1998, as amended and restated as of January 16, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among Panavision Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I AMENDMENT

         1.1. Amendments to Section 1.1. (a) The following defined terms are hereby inserted in appropriate alphabetical order:

                  "Deluxe":  Deluxe Laboratories, Inc.

                  "Deluxe Note": the promissory note, in the principal amount of $5,000,000, payable by Deluxe to the Borrower or a Subsidiary thereof.

                  "Panavision International": Panavision International, L.P., a Delaware limited partnership.

                  (b) The definition of "Asset Sale" is hereby amended and restated in its entirety to read as follows:

                  "Asset Sale": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b) or (f) of Section 7.5).

                  (c) The definition of "Canadian Acquisition" is hereby amended and restated in its entirety to read as follows:

                  "Canadian Acquisition": the purchase by Panavision (Canada) Corporation and/or Panavision International of substantially all of the camera assets of the Canadian company heretofore identified to the Lenders.

                  (d) The definition of "Non-Core Assets" is hereby amended and restated in its entirety to read as follows:

                  "Non-Core Assets": (a) the member interest in, or any assets of, EFILM or (b) the Deluxe Note; provided, that the Deluxe Note shall only be considered a Non-Core Asset to the extent it is sold to Holdings or an affiliate thereof for the amount of no less than $5,000,000; provided, that Holdings or such affiliate shall agree with Panavision that it will pay to Panvision an amount equal to the unpaid interest accrued on the Deluxe Note as of the date of the sale of the Deluxe Note when Holdings or such affiliate receives payment of all such interest.

                  (e) The definition of "Transaction Charges" is hereby amended and restated by inserting the following language in clause (iv) thereof, immediately after "First Amendment":

                  ", Second Amendment, Third Amendment"

         1.2. Amendment to Section 7.5. Section 7.5 of the Credit Agreement is hereby amended by (a) deleting the term "and" at the end of subsection (d) thereof; (b) deleting the "." at the end of subsection (e) thereof and substituting in lieu thereof "; and"; and (c) inserting the following new subsection (f) thereof in appropriate alphabetical order:

                  "(f) in the event that the Canadian Acquisition is not consummated on or before December 31, 2004, the Disposition by Panavision International to Panavision Canada of assets for no more than CDN$1,500,000; provided, that such assets are not sold at a price below fair market value in the reasonable determination of Panavision International."

         1.3. Amendments to Section 7.8. (a) Section 7.8(n) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(n) investments by the Borrower and its Subsidiaries in Panavision (Canada) Corporation (by way of capital contribution, loan or otherwise) in an amount not to exceed CDN$1,500,000; provided, that such Investment is (i) made solely from the proceeds of the sale of Non-Core Assets, (ii) used by Panavision (Canada) Corporation to consummate the Canadian Acquisition (which shall include the payment of transaction costs and the assumption of Capital Lease obligations) and (iii) not permitted in the event that a Disposition under Section 7.5(f) is consummated;"

                  (b) Section 7.8(p) of the Credit Agreement is hereby amended by (a) deleting the dollar amount of "CDN$22,000,000" set forth in clause (i) of the proviso therein and substituting in lieu thereof the dollar amount "CDN$16,000,000"; and (b) deleting the date "October 31, 2004" set forth in clause (vi) of the proviso therein and substituting in lieu thereof the date "March 31, 2005".

         1.4. Amendments to Section 7.9. Section 7.9 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof, immediately prior to the ".":

                  "; provided, that, notwithstanding anything contained in clause (c) above to the contrary, the parties hereto hereby agree that the supplemental indenture to the Senior Note Indenture referred to in
         Section 2.1(c) of the Third Amendment shall be permitted."

         1.5. Amendments to Section 7.10. Section 7.10 of the Credit Agreement is hereby amended by (a) deleting the term "and" at the end of subsection
(viii) thereof, (b) deleting the "." at the end of subsection (ix) thereof and substituting in lieu thereof an "," and (c) inserting the following subsections at the end thereof:

                  "(x) the sale of the Deluxe Note to Holdings or an affiliate thereof for an amount of no less than $5,000,000 and (xi) the Disposition by Panavision International to Panavision Canada of assets for no more than CDN$1,500,000."



                           SECTION II MISCELLANEOUS

         2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:

         (a) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

         (b) the Administrative Agent shall have received, for the account of each Lender executing this Amendment on or prior to December 29, 2004 an amendment fee equal to 0.10% of the sum of each such executing Lender's Term Loans then outstanding (in respect of each such Lender, an "Amendment Fee"); and

         (c) the amendment documentation to the Senior Note Indenture shall be in form and substance reasonably satisfactory to the Administrative Agent.

         2.2. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

         2.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         2.4. Continuing Effect; No Other Amendments. Except to the extent the Credit Agreement is expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.

         2.5. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

         2.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                        PANAVISION INC.


                        By:  /s/ Bobby G. Jenkins
                             ------------------------------
                           Name:  Bobby G. Jenkins
                          Title:  Executive Vice President and
                                  Chief Financial Officer


                        JPMORGAN CHASE BANK, N.A., as
                          Administrative Agent and as a Lender


                        By:  /s/ Neil R. Boylan
                             ------------------------------
                           Name:  Neil R. Boylan
                           Title:  Managing Director


                        U.S. Bank National Association
                               Name of Lender


                        By:  /s/ Daniel J. Falstad
                             ------------------------------
                           Name:  Daniel J. Falstad
                           Title:  Vice President



                        Canpartners Investments IV, LLC
                        Name of Lender


                        By:  /s/ Mitchell R. Julis
                             ------------------------------
                           Name:  Mitchell R. Julis
                           Title:   Managing Director

                        Canyon Capital CLO 2004-1, Ltd
                        Name of Lender


                        By:  /s/ Mitchell R. Julis
                             ------------------------------
                           Name:  Mitchell R. Julis
                           Title:   Managing Director


                        Canyon Capital CDO2 2002-1 LTD
                        Name of Lender


                        By:  /s/ Mitchell R. Julis
                             ------------------------------
                           Name:  Mitchell R. Julis
                           Title:   Managing Director



                        By:
                           Name:
                           Title:


                        Satellite Senior Income Fund, LLC
                        By:  Satellite Asset Management, L.P.
                              Its Investement Manager

                        By:  /s/ Simon Raykher
                             ------------------------------
                          Name:  Simon Raykher
                           Title:   General Counsel

                        First Dominion Funding III
                        Name of Lender


                        By:  /s/ Thomas Flannery
                             ------------------------------
                           Name:  Thomas Flannery
                           Title:   Authorized Signatory

                        First Dominion Funding II
                        Name of Lender


                        By:  /s/ Thomas Flannery
                             ------------------------------
                           Name:  Thomas Flannery
                           Title:   Authorized Signatory

                        First Dominion Funding I
                        Name of Lender


                        By:  /s/ Thomas Flannery
                             ------------------------------
                           Name:  Thomas Flannery
                           Title:   Authorized Signatory


                        CSAM Funding III
                        Name of Lender


                        By:  /s/ Thomas Flannery
                             ------------------------------
                           Name:  Thomas Flannery
                           Title:   Authorized Signatory

                        CSAM Funding II
                        Name of Lender


                        By:  /s/ Thomas Flannery
                             ------------------------------
                           Name:  Thomas Flannery
                           Title:   Authorized Signatory

                        CSAM Funding I
                        Name of Lender


                        By:  /s/ Thomas Flannery
                             ------------------------------
                           Name:  Thomas Flannery
                           Title:   Authorized Signatory

                        NATEXIS BANQUES POPULAIRES
                        Name of Lender


                        By:  /s/ Jordan H. Levy
                             ------------------------------
                           Name:  Jordan H. Levy
                           Title:   Assistant Vice President



                        By:  /s/ Yosmery D. Ortega
                             ------------------------------
                           Name: Yosmery D. Ortega
                           Title:  Associate

                        VAN KAMPEN CLO I, LIMITED
                        By: Van Kampen Investment Advisory Corp
                             As Collateral Agent


                        By:  /s/ Christina Jamieson
                             ------------------------------
                           Name:  Christina Jamieson
                           Title:   Executive Director

                        SEA PINES FUNDING LLC
                        Name of Lender


                        By:  /s/ Meredith J. Koslick
                             ------------------------------
                           Name:  Meredith J. Koslick
                           Title:   Assistant Vice President

                        General Electric Capital Corp

                        By:  /s/ Susan Timmerman
                             ------------------------------
                           Name:  Susan Timmerman
                           Title:   Duly Authorized Signatory

                        KZH CYPRESSTREE-1 LLC
                        Name of Lender


                        By:  /s/ Hi Hua
                              -----------------------------
                        Name:  Hi Hua
                        Title: Authorized Agent

                        KZH SOLEIL LLC
                        Name of Lender


                        By:  /s/ Hi Hua
                              -----------------------------
                        Name:  Hi Hua
                        Title: Authorized Agent

                        KZH STERLING LLC
                        Name of Lender


                        By:  /s/ Hi Hua
                              -----------------------------
                        Name:  Hi Hua
                        Title: Authorized Agent

                        SENIOR DEBT PORTFOLIO
                        By: Boston Management and Research
                             as Investment Advisor


                        By:  /s/ Scott H. Page
                              -----------------------------
                          Name:  Scott H. Page
                           Title:   Vice President

                        EATON VANCE SENIOR INCOME TRUST
                        By: Eaton Vance Management as Investment Advisor


                        By:  /s/ Scott H. Page
                              -----------------------------
                          Name:  Scott H. Page
                           Title:   Vice President

               EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
               By: Eaton Vance Management as Investment Advisor


                        By:  /s/ Scott H. Page
                              -----------------------------
                          Name:  Scott H. Page
                           Title:   Vice President

                        EATON VANCE CDO III, LTD
                        By: Eaton Vance Management as Investment Advisor


                        By:  /s/ Scott H. Page
                              -----------------------------
                          Name:  Scott H. Page
                           Title:   Vice President

                        EATON VANCE CDO VI, LTD.
                        By: Eaton Vance Management as Investment Advisor


                        By:  /s/ Scott H. Page
                              -----------------------------
                          Name:  Scott H. Page
                           Title:   Vice President

                        GRAYSON & CO
                        -----------------------------
                        By: Boston Management and Research
                             as Investment Advisor


                           By: /s/ Scott H. Page
                              -----------------------------
                           Name: Scott H. Page
                           Title:   Vice President

                        CRESCENT/MACH I PARTNERS, L.P.
                        -----------------------------
                        By: TCW Asset Management Company
                             its Investment Manager


                           By: /s/ Mark L. Gold
                              -----------------------------
                           Name: Mark L. Gold
                           Title:   Managing Director

                           By: /s/ Jonathan R. Insull
                              -----------------------------
                           Name: Jonathan R. Insull
                           Title:   Managing Director


                  THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE FOREGOING AMENDMENT AS OF THE DATE HEREOF.





                                        PANAVISION U.K. HOLDINGS, INC.


                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President
                                                   and Chief Financial Officer



                                        LPPI, LLC


                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President
                                                   and Chief Financial Officer


                                        PANAVISION GP Inc.


                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President
                                                   and Chief Financial Officer



                                        PANAVISION INTERNATIONAL, L.P.
                                        By: Panavision Inc., as General Partner


                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President
                                                   and Chief Financial Officer

                                        PANY Rental Inc.


                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President
                                                       and Assistant Secretary


                                        Panavision Federal Systems, LLC


                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President




                                        TFN Lighting Corp.


                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President
                                                       and Assistant Secretary


                                        PANAVISION REMOTE SYSTEMS, LLC




                                        By:    /s/ Bobby G. Jenkins
                                              -----------------------------
                                              Name: Bobby G. Jenkins
                                              Title:  Executive Vice President
                                                    and Chief Financial Officer